UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (date of earliest event reported):  October 15, 2012

GREEN ENERGY MANAGEMENT SERVICES HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-33491	75-2873882
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2251 Drusilla Lane, Suite B
Baton Rouge, Louisiana 70809
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (225) 364-2813

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

See Item 8.01 of this Current Report on Form 8-K (this “Current Report”) which contains the disclosure incorporated herein by reference.

Item 8.01	Other Events.

On October 12, 2012, Green Energy Management Services Holdings, Inc. (the “Company”) issued a press release announcing that it received approval from the Financial Industry Regulatory Authority (“FINRA”) to effectuate a 1-for-10 reverse stock split of all of the Company’s issued and outstanding shares of common stock (the “Reverse Stock Split”). The effective date for the Reverse Stock Split under the corporate law of the State of Delaware was October 15, 2012 (the “Effective Date”). The Reverse Stock Split took effect in the market at the open of business on October 16, 2012 and the Company’s trading symbol temporarily changed to “GRMSD”. That extra “D” will remain for 20 business days after which the trading symbol will revert to GRMS. After the Reverse Stock Split became effective, every ten (10) shares of the pre-split issued and outstanding shares of the Company’s common stock, par value 0.0001 per share, automatically converted into one (1) post-split share of the Company’s common stock, without any change in the par value of the shares, and without a corresponding reduction of the number of shares of common stock the Company is authorized to issue. All fractional shares were rounded up. The new CUSIP number for the Company’s common stock is 39304E209. The press release is attached to this Current Report as Exhibit 99.1 and is incorporated by reference herein.  The press release will also be posted on the Company’s website, www.gempowered.com.

On October 2, 2012, the Company filed with the Secretary of State of the State of Delaware a Certificate of Amendment to its Amended and Restated Certificate of Incorporation to effect the Reverse Stock Split which became effective as of the Effective Date. The foregoing description is qualified by reference to the Certificate of Amendment, a copy of which is filed as Exhibit 3(i)1 to this Current Report.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3(i)1
Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Green Energy Management Services Holdings, Inc., filed with the Secretary of State of the State of Delaware on October 2, 2012, effecting the 1-for-10 reverse stock split of all of Green Energy Management Services Holdings, Inc.’s common stock.

99.1	Press Release, dated October 12, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN ENERGY MANAGEMENT SERVICES HOLDINGS, INC.

Dated: October 25, 2012	By: /s/ Ronald P. Ulfers, Jr.
Name: Ronald P. Ulfers, Jr.
Title: Chairman of the Board, President and
Chief Executive Officer